SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES AND EXCHANGE ACT OF 1934

Date of report (date of earliest event reported): May 15, 2006

COMMONWEALTH BIOTECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Virginia	001-13467	56-1641133
(State or Other Jurisdiction of Incorporation	(Commission File Number)	(IRS Employer Identification No.)

601 Biotech Drive

Richmond, Virginia 23235

(Address of principal executive offices)

Registrant’s telephone number, including area code: (804) 648-3820

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 3.01 NOTICE OF DELISTING OR FAILURE TO SATISFY A CONTINUED LISTING RULE OR STANDARD; TRANSFER OF LISTING

(c) On May 15, 2006, Commonwealth Biotechnologies, Inc. received a Staff Review of Deficiency from the Nasdaq Listing Qualifications Department (the “Listing Department”) indicating that the Listing Department had determined that the Company was not in compliance with, but subsequently came into compliance with, Nasdaq Marketplace Rule 4350(c)(4). Nasdaq issued this Staff Review of Deficiency in accordance with Marketplace Rule 4803(a).

In accordance with Nasdaq Marketplace Rule 4803(a), the Company issued a press release on May 18, 2006 to announce that the Company received the Staff Review of Deficiency from Nasdaq. A copy of this press release is attached as Exhibit 99.1 to this report and incorporated by reference herein.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(a)	Financial statements of businesses acquired.

Not Applicable.

(b)	Pro forma financial information.

Not Applicable.

(c)	Exhibits.

99.1	Press release, dated May 18, 2006, relating to the receipt by Commonwealth Biotechnologies, Inc. of a Nasdaq Review of Deficiency on May 15, 2006.

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Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

COMMONWEALTH BIOTECHNOLOGIES, INC.

By:	/s/ Robert B. Harris, Ph.D.
Robert B. Harris, Ph.D.
President and Chief Executive Officer

Dated: May 18, 2006

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EXHIBIT INDEX

Number	Description of Exhibit
99.1	Press release, dated May 18, 2006, relating to the receipt by Commonwealth Biotechnologies, Inc. of a Nasdaq Review of Deficiency on May 15, 2006.

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